                            SUBSCRIPTION AGREEMENT

                              WEISS TREASURY FUND
                       Weiss Intermediate Treasury Fund
                                4176 Burns Road
                         Palm Beach Gardens, FL 33401

                                                         January 5, 1996

Weiss Money Management, Inc.
4176 Burns Road
Palm Beach Gardens, FL 33401

Dear Sirs:

      Weiss Treasury Fund, on behalf of Weiss Intermediate Treasury Fund, hereby accepts your offer to purchase 3,333 shares of the Fund for $33,333 and acknowledges receipt of payment therefor, subject to the understanding that you have no present intention of reselling the shares. We have instructed our transfer agent, PFPC, Inc., to issue shares in your name.

                                    Sincerely,


                                    Weiss Treasury Fund, on
                                    behalf of Weiss Intermediate
                                    Treasury Fund


                                    -----------------------------------
                                    John N. Breazeale, President

                            SUBSCRIPTION AGREEMENT

                              WEISS TREASURY FUND
                           Weiss Treasury Bond Fund
                                4176 Burns Road
                         Palm Beach Gardens, FL 33401

                                                         January 5, 1996

Weiss Money Management, Inc.
4176 Burns Road
Palm Beach Gardens, FL 33401

Dear Sirs:

      Weiss Treasury Fund, on behalf of Weiss Treasury Bond Fund, hereby accepts your offer to purchase 3,333 shares of the Fund for $33,333 and acknowledges receipt of payment therefor, subject to the understanding that you have no present intention of reselling the shares. We have instructed our transfer agent, PFPC, Inc., to issue shares in your name.

                                    Sincerely,


                                    Weiss Treasury Fund, on
                                    behalf of Weiss Treasury Bond Fund


                                    -----------------------------------
                                    John N. Breazeale, President

                            SUBSCRIPTION AGREEMENT

                              WEISS TREASURY FUND
                     Weiss Treasury Only Money Market Fund
                                4176 Burns Road
                         Palm Beach Gardens, FL 33401

                                                         January 5, 1996

Weiss Money Management, Inc.
4176 Burns Road
Palm Beach Gardens, FL 33401

Dear Sirs:

      Weiss Treasury Fund, on behalf of Weiss Treasury Only Money Market Fund, hereby accepts your offer to purchase 33,334 shares of the Fund for $33,334 and acknowledges receipt of payment therefor, subject to the understanding that you have no present intention of reselling the shares. We have instructed our transfer agent, PFPC, Inc., to issue shares in your name.

                                    Sincerely,


                                    Weiss Treasury Fund, on
                                    behalf of Weiss Treasury Only Money
                                    Market Fund


                                    -----------------------------------
                                    John N. Breazeale, President